UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 12, 2007
Baxter International Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620

(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015

(Address of principal executive offices)	(Zip Code)
(847) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 12, 2007, the Board of Directors of Baxter International Inc. (the “Company”) approved a share repurchase program pursuant to which the Company may repurchase up to an additional $2 billion of the Company’s common stock at such times and amounts as determined by management based on its evaluation of market conditions and other factors. A copy of the press release dated March 13, 2007 announcing the share repurchase program is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibit is furnished herewith:

99.1	Press Release dated March 13, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)
By:	/s/ David P. Scharf
David P. Scharf
Corporate Vice President and Corporate Secretary

Date: March 13, 2007